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                                                                   EXHIBIT 10.19

                             DENDREON CORPORATION

                           STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "Agreement") is made and entered into as of May ___, 2000, by and among Dendreon Corporation, a Delaware corporation (the "Company"), and Kirin Brewery Company, Ltd. (the "Purchaser").

                                   RECITALS

     Whereas, the Company has authorized the sale and issuance to the Purchaser of an aggregate of up to five million dollars ($5,000,000) of its Common Stock, $.001 par value per share (the "Shares"), at a purchase price per share equal to the price at which the Company's Common Stock is first sold in the Company's initial underwritten public offering (the "IPO");

     Whereas, the Purchaser desires to purchase the Shares on the terms and conditions set forth herein; and

     Whereas, the Company desires to issue and sell the Shares to the Purchaser on the terms and conditions set forth herein.

                                   AGREEMENT

     Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   AGREEMENT TO SELL AND PURCHASE.

          1.1 Authorization of Shares. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized the sale and issuance to the Purchaser of the Shares.

          1.2 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company the Shares at an aggregate purchase price of [five million dollars ($5,000,000)].

     2.   CLOSING, DELIVERY AND PAYMENT.

          2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at [8:00] a.m. on the date of the closing of the IPO, at the offices of Cooley Godward llp, 5200 Carillon Point, Kirkland, WA, 98033-7356 or at such
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other time or place as the Company and the Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

          2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser a certificate representing the Shares against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company hereby represents and warrants to Purchaser as of the date of this Agreement as set forth below.

          3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares, and to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted.

          3.2 Capitalization; Voting Rights. The authorized capital stock of the Company is as set forth in the Company's Registration Statement on Form S-1, No. 333-31920, as filed with the Securities and Exchange Commission on March 8, 2000, as amended through the date of this Agreement (the "Registration Statement"), as of the date set forth therein. When issued in compliance with the provisions of this Agreement and the Company's Amended and Restated Certificate of Incorporation (the "Certificate"), the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances created by the Company; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          3.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

          3.4 Financial Statements. The Company has made available to the Purchaser (a) its audited balance sheet as at December 31, 1999 and audited statement of income and cash flows for the twelve months ending December 31, 1999, and (b) its unaudited balance sheet as at March 31, 2000 (the "Statement Date") and unaudited consolidated statement of income and cash flows for the three month period ending on the Statement Date (collectively, the "Financial
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Statements"). The Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of December 31, 1999 and the Statement Date; provided, however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments, and do not contain all footnotes required under generally accepted accounting principles.

          3.5 Compliance with Other Instruments. The Company is not in violation or default of any term of its Certificate or Bylaws, or of any provision of any material mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ. The execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

          3.6 Full Disclosure. The Company has provided the Purchaser with a copy of the Registration Statement and all information requested by the Purchaser in connection with its decision to purchase the Shares, including all information the Company believes is reasonably necessary to make such investment decision. To the Company's knowledge, neither this Agreement, the exhibits hereto, nor any other document delivered by the Company to the Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

          The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

          4.1  Requisite Power and Authority.  Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.
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          4.2  Investment Representations.  Purchaser understands that the
Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"), on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Regulation S thereunder, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein. Purchaser hereby represents and warrants as follows:

               (a) Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

               (b) Acquisition for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this Agreement Purchaser hereby confirms, that the Shares will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in the United States or to a United States resident, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in the United States or to a United States resident, with respect to any of the Shares.

               (c) Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

               (d) Qualified Regulation S Purchaser. The term "Qualified Regulation S Purchaser" as used herein refers to a person or entity who is not a United States person, as such term is defined in Rule 902 promulgated under the Securities Act. The Purchaser represents to the Company that it is a Qualified Regulation S Purchaser.

               (e) Company Information. Purchaser has received and read the Registration Statement and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.

               (f) Rule 144. Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an
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exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

               (g) Residence. The office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on the signature page hereof.

     5.   CONDITIONS TO CLOSING.

          5.1  Conditions to Purchaser's Obligations at the Closing.
Purchaser's obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

               (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

               (b) Legal Investment. On the Closing Date, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

               (c) Corporate Documents. The Company shall have delivered to Purchaser or its counsel, copies of all corporate documents of the Company as Purchaser shall reasonably request.

          5.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares at each Closing is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

               (a) Representations and Warranties True. The representations and warranties in Section 4 made by the Purchaser shall be true and correct as of the Closing Date, with the same force and effect as if they had been made on and as of said date.

               (b) Performance of Obligations. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.

               (c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of
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the transactions contemplated by the Agreement, except for such as may be properly obtained subsequent to the Closing.

     6.   MISCELLANEOUS.

          6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and performed entirely in Delaware.

          6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby for a period of one (1) year following the Closing Date. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          6.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

          6.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          6.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.6  Amendment and Waiver.

               (a) This Agreement may be amended or modified only upon the written consent of the Company and Purchaser.

               (b) The obligations of the Company and the rights of Purchaser under this Agreement may be waived only with the written consent of Purchaser.

          6.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) two (2) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page
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hereof and to Purchaser at the address set forth on signature page hereof or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other party hereto.

          6.8 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

          6.9 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          6.10 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          6.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          6.12 Confidentiality. Each party hereto agrees that, except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other party to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of the Shares purchased hereunder. The provisions of this Section 6.12 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.


     In Witness Whereof, the parties hereto have executed this Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


COMPANY:                                  PURCHASER:

DENDREON CORPORATION                      KIRIN BREWERY COMPANY, LTD.

Signature:                                Signature:
          -------------------------                 -------------------------

Print Name:                               Print Name:
           ------------------------                  ------------------------

Title:                                    Title:
      -----------------------------             -----------------------------

Address:  3005 First Avenue               Address:  26-1 Jingumae 6-chome
Seattle, WA  98121                        Shibuya-ku
                                          Tokyo 150-8011, Japan